UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

SPORTSMAP TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40916	86-3938682
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

 5353 WEST ALABAMA, SUITE 415

HOUSTON, texas 77056

(Address of principal executive offices and zip code)

(713) 479-5302

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value and three-quarters of one redeemable warrant	SMAPU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	SMAP	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	SMAPW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 is an investor presentation dated December 2022 that SportsMap Tech Acquisitions Corp. (the “Company” or “SportsMap”) and Infrared Cameras Holdings, Inc. (“ICI”) have prepared for use in connection with the previously announced business combination among the Company, ICI, and ICH Merger Sub Inc.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination transaction involving SportsMap and ICI. A full description of the terms of the proposed transaction will be provided in a proxy statement of SportsMap to be filed by SportsMap with the Securities and Exchange Commission (the “SEC”). SportsMap urges investors, stockholders and other interested persons to read, when available, the preliminary proxy statement, as well as other documents filed by SportsMap with the SEC, because these documents will contain important information about SportsMap, ICI and the proposed transaction. After review by the SEC, the definitive proxy statement will be mailed to stockholders of SportsMap as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: SportsMap Tech Acquisition Corp., 5353 West Alabama Suite 415, Houston, TX 77056. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

SportsMap, ICI and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described herein under the rules of the SEC. Information about such persons and a description of their interests will be contained in the transaction proxy statement when it is filed with the SEC. Information about SportsMap’s directors and executive officers and their ownership of SportsMap common stock is set forth in SportsMap’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on June 21, 2022. These documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Generally, statements that are not historical facts, including statements concerning SportsMap’s or ICI’s possible or assumed future actions, business strategies, events or results of operations, the anticipated benefits of the proposed transaction, SportsMap’s or ICI’s ability to close the proposed transaction, the combined company’s ability to remain listed, and qualify for listing, on Nasdaq, and the expected financial impacts of the proposed transaction, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “predicts,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “would,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” “future,” “potential,” “opportunity,” or other similar expressions, the negatives of these terms or variations of them, although not all forward-looking statements will include such identifying words. Forward-looking statements are predictions, projections and other statements about the future events that are based on SportsMap’s or ICI’s current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SportsMap’s Form 10-K for the year ended December 31, 2021, or will be identified and discussed in the proxy statement to be filed in relation to the proposed transaction discussed above. These risk factors will be important to consider in determining future results and should be reviewed in their entirety.

In addition to factors previously disclosed in SportsMap’s reports filed with the SEC and those identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger, including approval by stockholders of SportsMap on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement relating to the proposed transaction; failure to realize the benefits expected from the proposed transaction, which may be affected by a variety of factors, including changes in the competitive and regulated industries in which ICI operates, variations in performance across competitors and partners, changes in laws and regulations affecting ICI’s and the combined company’s business and the ability of ICI and the combined company to retain its management and key employees; the effects of pending and future legislation; risks relating to the uncertainty of projected information, including ICI’s ability to project future capital needs, cash utilization and potential cash inflows; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement or pendency of the proposed transaction on ICI’s business or employee relationships, operating results and business generally; business disruption following the proposed transaction; risks related to difficulties in retaining employees of ICI as a result of the proposed transaction; the highly competitive nature of ICI’s industry; changes in legal or regulatory framework or outcome of any legal proceedings that may be instituted against ICI or against SportsMap related to the business combination agreement or the proposed transaction; the ability to maintain the listing of SportsMap’s securities on a national securities exchange; the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction; the risk that demand for the combined company’s products do not grow as expected; the ability of the combined company to retain existing customers and attract new customers; the potential inability of the combined company to manage growth effectively; the enforceability of ICI’s intellectual property rights and the potential infringement on the intellectual property rights of others; the risk that the combined company may fail to keep pace with rapid technological developments to provide new and innovative products or make substantial investments in unsuccessful new products; the combined company’s ability to attract new customers and to retain existing customers in order to continue to expand; the combined company’s ability to hire and retain qualified personnel; the risk that the combined company experiences difficulties in managing its growth and expanding operations; SportsMap’s ability to meet The Nasdaq Global Market’s listing standards at or following the consummation of the transaction; the risk that ICI will not meet the milestones for funding; cybersecurity risks; the effects of COVID-19 or other public health crises or other climate related conditions on ICI’s business and results of operations and the global economy generally; the price of the combined company’s securities, including volatility resulting from changes in the industries in which ICI plans to operate, variations in performance across competitors, changes in laws and regulations affecting ICI’s business and changes in the combined company’s capital structure; changes to the combined company’s accounting methods; and costs related to the proposed transaction and the failure to realize anticipated benefits of the proposed transaction.

These forward-looking statements are expressed in good faith, and SportsMap and ICI believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Neither ICI nor SportsMap gives any assurance that any of ICI or SportsMap, or the combined company, will achieve expectations. Forward-looking statements speak only as of the date they are made, and neither SportsMap nor ICI is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

This Current Report is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in SportsMap or ICI and is not intended to form the basis of an investment decision in SportsMap or ICI. All subsequent written and oral forward-looking statements concerning SportsMap and ICI, the proposed transaction or other matters and attributable to SportsMap and ICI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

No Offer or Solicitation

This Current Report does not constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation dated December 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAP TECH ACQUISITION CORP.

Date: December 19, 2022	By:	/s/ David Gow
	Name:	David Gow
	Title:	Chief Executive Officer

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